
H
hydrogenium
4
[He]2s1
3
Li
6.941
lithium
11

αlpha-En

High Purity Lithium Metal - Clean Technology

# Enabling Next Generation Energy Storage

Room Temperature Production of High Purity Lithium Metal & Associated Products

September 28, 2017

# SAFE HARBOR STATEMENT

This presentation is for informational purposes only and does not constitute an offer to sell, or the solicitation of an offer to buy, any securities of the alpha-En Corporation or its subsidiary, Clean Lithium Corporation; or a promise or representation that any such offer will be made to the recipient or any other party.

This presentation contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by words such as: “expect,” “anticipate,” “intend,” “plan,” “believe,” “seek,” “estimate,” “project,” “goal,” “may,” “should,” “will” and similar expressions that concern our prospects, objectives, strategies, plans or intentions. Forward-looking statements are neither historical facts nor assurances of future performance. They are based on current beliefs, expectations and assumptions that are subject to inherent risks and uncertainties and our actual results and financial condition may differ materially from those indicated in the forward-looking statements. Therefore, you should not place undue reliance on any forward-looking statements. Important factors that could cause our actual results and financial condition to differ materially from those indicated in forward-looking statements include unfavorable changes in general economic and financial conditions; our lack of relevant operating history and revenues; competition and technical alternatives in the overall battery market; government regulation; our ability to attract and retain key personnel; our ability to successfully collaborate with partners; the availability of financing; marketplace acceptance of our technology; and such other factors discussed in our filings with the Securities and Exchange Commission. Any forward-looking statement speaks only as of the date on which it is made. We undertake no obligation to publicly update any forward-looking statement, whether written or oral, whether as a result of new information, future developments or otherwise.

# JERRY FELDMAN: CHAIRMAN AND FOUNDER


NATIONAL PATENT DEVELOPMENT CORPORATION




COVIDIEN

BAUSCH + LOMB
See better. Live better.

Medtronic

## A Lifetime of Innovation

# ENABLING NEXT GENERATION ENERGY STORAGE

## Lithium Ion Battery Market



$B
50
40
30
20
10
0
Multi-Billion $$ Market
Pack
Cell
2015
2020
2025

Growth Market Despite Matured Technology

## αlpha-En Key Partners

PRINCETON UNIVERSITY

Argonne NATIONAL LABORATORY

Mercedes-Benz

# LITHIUM ION TECHNOLOGY S-CURVE


Original Sony Li-Ion Battery
S-Curve
~30 Years in the Market
Plateaued Technology
1990
2000
2010
Today

# LITHIUM METAL TECHNOLOGY THE NEW S-CURVE


What is the
NEXT
S-Curve?
Last ~30 Years
1990
2000
2010
Today
Tomorrow

# LITHIUM METAL THE NEW S-CURVE



GRID
ENERGY STORAGE
Beyond Batteries
Lithium Air
Lithium Sulphur
Lithium anode
Sulfur cathode
Electrolyte
Membrane
Increased Range
Solid State
~10 X Improvement
Last ~30 Years
Transforming Society
1990
2000
2010
Today
Tomorrow

# ITS HAPPENING NOW

Auto News Industry News Articles Headlines

## The Future is Electric Vehicles, According to These Carmakers and Economists

By Jason Unrau - September 20, 2017 0

*SHE'S GONE ELECTRIC —*

## Jaguar Land Rover to electrify all its cars by 2020

A mix of fully electric, plug-in hybrid, and mild hybrid vehicles are promised.

MARK WALTON (UK) - 9/7/2017, 8:36 AM

THE WALL STREET JOURNAL.

## Volvo Plans to Go Electric, to Abandon Conventional Car Engine by 2019

CEO reiterates target of selling one million electric cars and hybrids by 2025

# INDUSTRY ROADMAPS IN PLACE

TOYOTA

NIKKEI ASIAN REVIEW

**Toyota Motor's proposed battery development roadmap**



High
Low
Power density
LIB
Solid-state battery
Lithium-air battery
Higher energy density
0
300
500
800
1,000
Energy density (Wh/L)

*Development scenario Toyota researchers presented at the Battery Symposium in Japan in 2016*

TETSUO NOZAWA,
Nikkei Electronics
April 2, 2017

SAMSUNG

## Post Li-Ion Battery Roadmap



After 2026,
Li-air battery,
targeting 900 Wh/kg
In 2025,
all solid battery production,
targeting 300 Wh/kg
In 2027,
targeting 400 Wh/kg
Until ~2025
using NMC,
targeting 250 Wh/kg
Energy Density (Wh/kg)
1000
500
0
2017
2020
2023
2026
2029
Year

# ELECTRIC VEHICLES: EXTENDING RANGE

## *alpha-En Positioning for Range Extending Lithium Batteries**

- Extending range will increase EV Demand
- Lithium Metal batteries increase range
- Lithium Sulphur and Lithium Air in R&D stage will increase range further.
- Anode Design: Lithium Metal.

Figures from "Li–O2 and Li–S batteries with high energy storage." by Peter G. Bruce, Stefan A. Freunberger, Laurence J. Hardwick and Jean-Marie Tarascon. Nature Materials, Volume 11, 2012



Nissan Leaf
Specific energy (Wh kg⁻¹)
1,000
800
600
400
200
0
Today
50 km
80 km
100 km
160 km
> 200 km
> 225 km
> 400 km
> 550 km
Pb-acid
Ni-Cd
Ni-MH
Li-ion
Future Li-ion
Zn-air
Li-S
Li-air
Price (US$ kW h⁻¹)
200
600
900
600
< 150
< 150
< 150
< 150
Available
Under development
R&D



Li-ion
Discharge
Li-O2 (non-aq)
Discharge
Li-O2(aq)
Discharge
Li-S
Discharge
Li metal
Li+
O2
LixC6
Organic electrolyte
Li1-x CoO2
Porous carbon + catalyst
Li2O2
Li+-conducting membrane
Aqueous electrolyte
LiOH
O2-evolution electrode
Porous carbon + S
Li2S
½ C6Li + Li0.5CoO2 ↔ 3C + LiCoO2
2Li+ + 2e- + O2 ↔ Li2O2
2Li+ + 2e- + ½ O2 + H2O ↔ 2LiOH
2Li+ + 2e- + S ↔ Li2S
Available
Under Development

# 18TH CENTURY PROCESS: STILL IN USE TODAY

Heavy Industry



High Energy Operation



Bulk Lithium Ingots



Siting and Zoning Limitations

Hazardous By-products and Safety Costs

Impurity Inherent in the Process

# REVOLUTIONARY PROCESS: CLEAN AND COMPETITIVE

Heavy Industry



High Energy Operation



Bulk Lithium Ingots



Environmentally Friendly

Clean Lab: eliminates hazardous materials

High Purity, Reduced Cost

Clean Operation



Efficient Process



Nano Technology



# INTELLECTUAL PROPERTY IN PLACE

- ALPE engaged K&L Gates in 2015 to implement IP strategy.
- Initial 2013 ALPE patent portfolio was broadened and strengthened and now includes filings for international markets.
- The Company is securing additional IP related to other aspects of its core technology.
- ALPE has filed process and use patents totaling over 100 claims, and continues to innovate.
- K&L Gates distinctions:
    - *Global Dispute of the Year, The American Lawyer's Global Legal Awards (2016).*
    - *Included on IP Hot List, National Law Journal (2013).*
    - *Included among IP Practices of the Year, Law360 (2013).*
    - *Top 10 Client Service: In-house corporate counsel in an unprompted BTI survey ranked K&L Gates in the top 10 among all law firms in the past two consecutive years (2015 and 2016).*

K&L GATES

# R&D // PRODUCT DEVELOPMENT CENTER

- 8,000 Sq.Ft. facility with high tech lab and product development operations
- Global HQ, New York, USA
- Innovative iPark Hudson development with Tech., Bio/Pharma and innovation incubators in historic Otis elevator manufacturing plant.
- 7 Year Lease with renewal terms.
- Opened 2Q'17

Producing prototype lithium products and samples for global battery manufacturers

αlpha-En


Not Your Grandfather's Office Park!
iPARK HUDSON
ENTER



# ENABLING THE FUTURE




14:01





αlpha-En

High Purity Lithium Metal - Clean Technology

# Q & A



# CONTACT

"The world we were born into is not the same one we live in…"- Anyoymous


759.72
978.00
925.15
376.65
$\frac{dW}{dVol} = w = \int HdB$

**alpha-En Corporation**
28 Wells Ave.
Building 3, 2nd Floor
Yonkers, NY 10701
914 418 2000
www.alpha-encorp.com

**Steve Fludder, CEO**
steve.fludder@alpha-encorp.com

**Thomas Suppanz, Director of Finance**
tsuppanz@alpha-encorp.com